Exhibit 33.1
                                 ------------


                                                                [LOGO OMITTED]
                                                                   Countrywide
                                                                 Financial(SM)



          ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA


         Countrywide Financial Corporation and certain of its subsidiaries, including its direct and indirect wholly-owned subsidiaries, Countrywide Home Loans, Inc. ("CHL"), Countrywide Tax Services Corporation, Newport Management Corporation, and Countrywide Home Loans Servicing, L.P., a wholly-owned subsidiary of CHL (collectively, the "Company"), provides this platform-level assessment, for which Countrywide Financial Corporation and such subsidiaries participated in servicing functions, as such term is described under Title 17,
Section 229.1122 of the Code of Federal Regulations ("Item 1122 of Regulation AB"), of compliance in respect of the following Applicable Servicing Criteria specified in Item 1122(d) of Regulation AB in regard to the following servicing platform for the following period:

         Platform: publicly-issued (i.e., registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended) residential mortgage-backed securities (securities collateralized by residential mortgage loans, including prime, alternative loan products, sub-prime, HELOC and closed seconds) issued on or after January 1, 2006 for which the Company provides cash collection and administration, investor remittances and reporting (except for those activities relating to trustee and paying agent services), and pool asset administration (except for those activities relating to custodial operations of pool assets and related documents), and for which the related issuer has a fiscal year end of December 31, 2007. The platform excludes any transactions issued by any government sponsored enterprise for which the Company provides the servicing functions described in the preceding sentence.

         Period:  as of and for the year ended December 31, 2007.

         Applicable Servicing Criteria: all servicing criteria set forth in Schedule A hereto, to the extent required in the related agreements, except the criteria listed in the column titled "Inapplicable Servicing Criteria" on Schedule A hereto and the portions of the criteria footnoted on that schedule that are inapplicable to the Company based on the activities it performs with respect to the Platform.

         With respect to the Platform and the Period, the Company provides the following assessment of compliance in respect of the Applicable Servicing
Criteria:

         1. The Company is responsible for assessing its compliance with the Applicable Servicing Criteria.

         2. The Company has assessed compliance with the Applicable Servicing Criteria.

         3. Other than as identified on Schedule B hereto, as of and for the Period, the Company complied in all material respects with the Applicable Servicing Criteria.

         KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Company's foregoing assessment of compliance as of and for the year ended December 31, 2007.


                     COUNTRYWIDE FINANCIAL CORPORATION

                     By:   /s/ Steve Bailey
                           -----------------------------------------------------
                           Steve Bailey

                     Its: Senior Managing Director and Chief Executive Officer, Loan Administration


                     Dated: February 28, 2008


                     By:   /s/ Kevin Meyers
                           -----------------------------------------------------
                           Kevin Meyers

                     Its: Managing Director and Chief Financial Officer, Countrywide Home Loans, Inc. Loan Administration


                     Dated: February 28, 2008

                                  Schedule A
                                  ----------

                         Applicable Servicing Criteria
                         -----------------------------


--------------------------------------------------------------- ------------------------------- ------------------------------------
                                                                                                            INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
             SERVICING CRITERIA                                       SERVICING CRITERIA                      CRITERIA
--------------------------------------------------------------- ------------------------------- ------------------------------------
                                                                                                    Performed by          NOT
                                                                                   Performed       subservicer(s)     performed by
                                                                                  By Vendor(s)      or vendor(s)      the Company
                                                                                   for which       for which the          or by
                                                                    Performed     the Company       Company is       subservicer(s)
                                                                     Directly       is the            NOT the         or vendor(s)
                                                                      by the      Responsible       Responsible       retained by
Reference            Criteria                                        Company         Party             Party          the Company
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     General Servicing Considerations
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Policies and procedures are instituted
                     to monitor any performance or other
                     triggers and events of default in
                     accordance with the transaction
1122(d)(1)(i)        agreements.                                            X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     If any material servicing activities are
                     outsourced to third parties, policies
                     and procedures are instituted to monitor
                     the third party's performance and
                     compliance with such servicing
1122(d)(1)(ii)       activities.                                            X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Any requirements in the transaction
                     agreements to maintain a back-up
                     servicer for the pool assets are
1122(d)(1)(iii)      maintained.                                                                                                   X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     A fidelity bond and errors and omissions
                     policy is in effect on the party
                     participating in the servicing function
                     throughout the reporting period in the
                     amount of coverage required by and
                     otherwise in accordance with the terms
1122(d)(1)(iv)       of the transaction agreements.                         X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Cash Collection and
                     Administration
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Payments on pool assets are deposited
                     into the appropriate custodial bank
                     accounts and related bank clearing
                     accounts no more than two business days
                     following receipt, or such other number
                     of days specified in the transaction
1122(d)(2)(i)        agreements.                                            X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Disbursements made via wire transfer on
                     behalf of an obligor or to an investor
1122(d)(2)(ii)       are made only by authorized personnel.                 X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Advances of funds or guarantees
                     regarding collections, cash flows or
                     distributions, and any interest or other
                     fees charged for such advances, are
                     made, reviewed and approved as specified
1122(d)(2)(iii)      in the transaction agreements.                         X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     The related accounts for the
                     transaction, such as cash reserve
                     accounts or accounts established as a
                     form of overcollateralization, are
                     separately maintained (e.g., with
                     respect to commingling of cash) as set
1122(d)(2)(iv)       forth in the transaction agreements.                   X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------




--------------------------------------------------------------- ------------------------------- ------------------------------------
                                                                                                            INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
             SERVICING CRITERIA                                       SERVICING CRITERIA                      CRITERIA
--------------------------------------------------------------- ------------------------------- ------------------------------------
                                                                                                   Performed by            NOT
                                                                                   Performed      subservicer(s)      performed by
                                                                                  By Vendor(s)      or vendor(s)       the Company
                                                                                   for which       for which the          or by
                                                                    Performed     the Company       Company is       subservicer(s)
                                                                     Directly        is the           NOT the          or vendor(s)
                                                                      by the      Responsible      Responsible         retained by
Reference            Criteria                                        Company         Party            Party            the Company
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Each custodial account is maintained at
                     a federally insured depository
                     institution as set forth in the
                     transaction agreements. For purposes of
                     this criterion, "federally insured
                     depository institution" with respect to
                     a foreign financial institution means a
                     foreign financial institution that meets
                     the requirements of Rule 13k-1(b)(1) of
1122(d)(2)(v)        the Securities Exchange Act.                           X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Unissued checks are safeguarded so as to
1122(d)(2)(vi)       prevent unauthorized access.                           X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Reconciliations are prepared on a
                     monthly basis for all asset-backed
                     securities related bank accounts,
                     including custodial accounts and related
                     bank clearing accounts. These
                     reconciliations are (A) mathematically
                     accurate; (B) prepared within 30
                     calendar days after the bank statement
                     cutoff date, or such other number of
                     days specified in the transaction
                     agreements; (C) reviewed and approved by
                     someone other than the person who
                     prepared the reconciliation; and (D)
                     contain explanations for reconciling
                     items. These reconciling items are
                     resolved within 90 calendar days of
                     their original identification, or such
                     other number of days specified in the
1122(d)(2)(vii)      transaction agreements.                                X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Investor Remittances and
                     Reporting
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Reports to investors, including those to
                     be filed with the Commission, are
                     maintained in accordance with the
                     transaction agreements and applicable
                     Commission requirements. Specifically,
                     such reports (A) are prepared in
                     accordance with timeframes and other
                     terms set forth in the transaction
                     agreements; (B) provide information
                     calculated in accordance with the terms
                     specified in the transaction agreements;
                     (C) are filed with the Commission as
                     required by its rules and regulations;
                     and (D) agree with investors' or the
                     trustee's records as to the total unpaid
                     principal balance and number of pool
1122(d)(3)(i)        assets serviced by the Servicer.                    X(1)
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------


______________
      (1) Servicing functions performed by the Company with respect to Item
1122(d)(3)(i)(B) do not relate to information other than that contained in the monthly remittance reports delivered by the Company to the master servicer, trustee, and/or bond administrator. Servicing functions performed by the
Company with respect to Item 1122(d)(3)(i)(D) do not relate to the agreeing with investors' records as to the total unpaid principal balance and number of pool assets serviced by the Company.




--------------------------------------------------------------- ------------------------------- ------------------------------------
                                                                                                            INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
             SERVICING CRITERIA                                       SERVICING CRITERIA                      CRITERIA
--------------------------------------------------------------- ------------------------------- ------------------------------------
                                                                                                    Performed by           NOT
                                                                                    Performed      subservicer(s)     performed by
                                                                                  By Vendor(s)      or vendor(s)      the Company
                                                                                    for which      for which the         or by
                                                                     Performed     the Company       Company is      subservicer(s)
                                                                      Directly        is the           NOT the        or vendor(s)
                                                                       by the      Responsible      Responsible       retained by
Reference            Criteria                                         Company         Party            Party          the Company
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Amounts due to investors are allocated
                     and remitted in accordance with
                     timeframes, distribution priority and
                     other terms set forth in the transaction
1122(d)(3)(ii)       agreements.                                         X(2)
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Disbursements made to an investor are
                     posted within two business days to the
                     Servicer's investor records, or such
                     other number of days specified in the
1122(d)(3)(iii)      transaction agreements.                             X(3)
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Amounts remitted to investors per the
                     investor reports agree with cancelled
                     checks, or other form of payment, or
1122(d)(3)(iv)       custodial bank statements.                          X(4)
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Pool Asset Administration
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Collateral or security on pool assets is
                     maintained as required by the
                     transaction agreements or related
1122(d)(4)(i)        mortgage loan documents.                            X(5)
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Pool assets and related documents are
                     safeguarded as required by the
1122(d)(4)(ii)       transaction agreements                              X(5)
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Any additions, removals or substitutions
                     to the asset pool are made, reviewed and
                     approved in accordance with any
                     conditions or requirements in the
1122(d)(4)(iii)      transaction agreements.                                X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Payments on pool assets, including any
                     payoffs, made in accordance with the
                     related pool asset documents are posted
                     to the Servicer's obligor records
                     maintained no more than two business
                     days after receipt, or such other number
                     of days specified in the transaction
                     agreements, and allocated to principal,
                     interest or other items (e.g., escrow)
                     in accordance with the related pool
1122(d)(4)(iv)       asset documents.                                       X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------


______________
      (2) Servicing functions performed by the Company with respect to Item
1122(d)(3)(ii) do not relate to amounts other than amounts remitted by the
Company to the master servicer, trustee, and/or bond administrator.

      (3) Servicing functions performed by the Company with respect to Item
1122(d)(3)(iii) do not relate to records other than the applicable custodial bank account statements maintained by the Company pursuant to the transaction agreements.

      (4) Servicing functions performed by the Company with respect to Item
1122(d)(3)(iv) do not relate to records other than custodial bank account statements and wire records of the Company and the remittance reports prepared and delivered by the Company.

      (5) Servicing functions performed by the Company with respect to Item
1122(d)(4)(i) and Item 1122(d)(4)(ii) do not relate to the custodial operations of the pool assets and related documents (collateral file) by the document custodian responsible for such functions for the related transaction.




--------------------------------------------------------------- ------------------------------- ------------------------------------
                                                                                                            INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
             SERVICING CRITERIA                                       SERVICING CRITERIA                      CRITERIA
--------------------------------------------------------------- ------------------------------- ------------------------------------
                                                                                                  Performed by            NOT
                                                                                   Performed     subservicer(s)       performed by
                                                                                  By Vendor(s)     or vendor(s)        the Company
                                                                                   for which     for which the            or by
                                                                    Performed    the Company       Company is        subservicer(s)
                                                                     Directly       is the           NOT the           or vendor(s)
                                                                      by the     Responsible      Responsible          retained by
Reference            Criteria                                        Company        Party            Party             the Company
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     The Servicer's records regarding the
                     pool assets agree with the Servicer's
                     records with respect to an obligor's
1122(d)(4)(v)        unpaid principal balance.                              X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Changes with respect to the terms or
                     status of an obligor's pool assets
                     (e.g., loan modifications or re-agings)
                     are made, reviewed and approved by
                     authorized personnel in accordance with
                     the transaction agreements and related
1122(d)(4)(vi)       pool asset documents.                                  X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Loss mitigation or recovery actions
                     (e.g., forbearance plans, modifications
                     and deeds in lieu of foreclosure,
                     foreclosures and repossessions, as
                     applicable) are initiated, conducted and
                     concluded in accordance with the
                     timeframes or other requirements
                     established by the transaction
1122(d)(4)(vii)      agreements.                                            X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Records documenting collection efforts
                     are maintained during the period a pool
                     asset is delinquent in accordance with
                     the transaction agreements. Such records
                     are maintained on at least a monthly
                     basis, or such other period specified in
                     the transaction agreements, and describe
                     the entity's activities in monitoring
                     delinquent pool assets including, for
                     example, phone calls, letters and
                     payment rescheduling plans in cases
                     where delinquency is deemed temporary
1122(d)(4)(viii)     (e.g., illness or unemployment).                       X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Adjustments to interest rates or rates
                     of return for pool assets with variable
                     rates are computed based on the related
1122(d)(4)(ix)       pool asset documents.                                  X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Regarding any funds held in trust for an
                     obligor (such as escrow accounts): (A)
                     such funds are analyzed, in accordance
                     with the obligor's pool asset documents,
                     on at least an annual basis, or such
                     other period specified in the
                     transaction agreements; (B) interest on
                     such funds is paid, or credited, to
                     obligors in accordance with applicable
                     pool asset documents and state laws; and
                     (C) such funds are returned to the
                     obligor within 30 calendar days of full
                     repayment of the related pool assets, or
                     such other number of days specified in
1122(d)(4)(x)        the transaction agreements.                            X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------




--------------------------------------------------------------- ------------------------------- ------------------------------------
                                                                                                            INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
             SERVICING CRITERIA                                       SERVICING CRITERIA                      CRITERIA
--------------------------------------------------------------- ------------------------------- ------------------------------------
                                                                                                     Performed by          NOT
                                                                                    Performed       subservicer(s)     performed by
                                                                                  By Vendor(s)       or vendor(s)      the Company
                                                                                    for which       for which the         or by
                                                                    Performed     the Company         Company is     subservicer(s)
                                                                     Directly         is the            NOT the       or vendor(s)
                                                                      by the      Responsible        Responsible      retained by
Reference            Criteria                                        Company          Party              Party         the Company
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Payments made on behalf of an obligor
                     (such as tax or insurance payments) are
                     made on or before the related penalty or
                     expiration dates, as indicated on the
                     appropriate bills or notices for such
                     payments, provided that such support has
                     been received by the Servicer at least
                     30 calendar days prior to these dates,
                     or such other number of days specified
1122(d)(4)(xi)       in the transaction agreements.                         X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Any late payment penalties in connection
                     with any payment to be made on behalf of
                     an obligor are paid from the Servicer's
                     funds and not charged to the obligor,
                     unless the late payment was due to the
1122(d)(4)(xii)      obligor's error or omission.                           X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Disbursements made on behalf of an
                     obligor are posted within two business
                     days to the obligor's records maintained
                     by the Servicer, or such other number of
                     days specified in the transaction
1122(d)(4)(xiii)     agreements.                                            X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Delinquencies, charge-offs and
                     uncollectible accounts are recognized
                     and recorded in accordance with the
1122(d)(4)(xiv)      transaction agreements.                                X
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------
                     Any external enhancement or other
                     support, identified in Item 1114(a)(1)
                     through (3) or Item 1115 of Regulation
                     AB, is maintained as set forth in the
1122(d)(4)(xv)       transaction agreements.                             X(6)
-------------------- ------------------------------------------ -------------- ---------------- ------------------ -----------------


______________
      (6) Servicing functions performed by the Company with respect to Item 1122(d)(4)(xv) do not relate to Item 1115 of Regulation AB (derivative transactions).

                                  Schedule B
                                  ----------

                      Material Instances of Noncompliance
                      -----------------------------------

No material instances of noncompliance: the Company has complied, in all material respects, with the Applicable Servicing Criteria as of and for the year ended December 31, 2007.